Earnings Per Share	12 Months Ended
Dec. 31, 2024
Earnings Per Share
Earnings per share

Note 21 – Earnings Per Share

Basic net income attributable to common shareholders of Tantech Holdings Ltd is based on the weighted average shares outstanding during the relevant period. Diluted net income attributable to common shareholders of Tantech Holdings Ltd is based on the weighted average common shares outstanding during the relevant period adjusted for the dilutive effect of unexercised warrants. As of December 31, 2024 and 2023, the total number of registered and unregistered warrants outstanding was 18,874,323 (post-split adjusted 471,858) and 25,250 (post-split adjusted 631), respectively. For the year ended December 31, 2024, no warrants were included in the diluted loss per share as they would be anti-dilutive. For the year ended December 31, 2023, no warrants were included in diluted income per share since the exercise prices for the warrants were higher than the average market price. For the year ended December 31, 2022, 9,235 (post-split adjusted 231) warrants were included in diluted income per share since the exercise prices for the warrants were lower than the average market price.

The following table presents a reconciliation of basic and diluted earnings (loss) per share:

	For the years ended December 31,
	2024	2023	2022
Net income (loss) attributable to common shareholders of Tantech Holdings Ltd.	$(3,241,770)	$5,582,847	$3,021,069
Weighted average shares Outstanding - Basic	423,174	69,186	24,923
Dilutive securities -Unexercised warrants	-	-	231
Weighted average shares outstanding –Diluted	423,174	69,186	25,154
earnings (loss) per share - Basic	$(7.66)	$80.69	$121.21
Earnings (loss) per share – Diluted	$(7.66)	$80.69	$120.10